UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934


              Date of Report (Date of Earliest Event Reported):
                               March 14, 2003
                              ----------------

                        MIKOHN GAMING CORPORATION

            (Exact name of Registrant as specified in its charter)

          Nevada                     0-22752               88-0218876
     -----------------            -------------           ------------
 State or other jurisdiction       (Commission           (IRS Employer)
incorporation or organization)     File Number)       Identification Number)


          920 Pilot Road, P.O. Box 98686, Las Vegas, NV 89193-8686

             (Address of principal executive office and zip code)

                                (702) 896-3890

             (Registrant's telephone number, including area code)




















                              TABLE OF CONTENTS

    Item  6.    RESIGNATION OF REGISTRANT'S DIRECTORS


    Item  7.    FINANCIAL STATEMENTS AND EXHIBITS


    SIGNATURES












Item 6. 	RESIGNATION OF REGISTRANT'S DIRECTORS

On March 13, 2003 Mikohn Gaming Corporation (the "Company") issued a press release announcing the retirement of Dennis Garcia and Bruce Peterson from its Board of Directors. Mr. Garcia will continue with the Company in his current role as a member of Mikohn's Sales Management Team.

Both retirements are effective immediately.



Item 7.    FINANCIAL STATEMENTS AND EXHIBITS

(a)	Not applicable

(b)	Not applicable

(c)	Not applicable






SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





March 14, 2003                              MIKOHN GAMING CORPORATION
                                            (Registrant)

                                             /s/  John M. Garner
                                            ---------------------------
                                            John M. Garner
                                            Executive Vice President,
                                            Treasurer and Chief Financial
                                            Officier

















3